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                                  EXHIBIT 10.45

                        UNCONDITIONAL GUARANTY AGREEMENT

        THIS UNCONDITIONAL GUARANTY AGREEMENT is executed as of May 23, 2003, by and between BOSQUE-CHICKADEE MANAGEMENT COMPANY, LLC ("Guarantor") and FIRST SAVINGS BANK, A F.S.B. ("Lender").

                              W I T N E S S E T H:

        WHEREAS, pursuant to that certain Promissory Note (herein referred to as the "Note") in the original principal amount of $4,000,000.00, dated of even date herewith, executed by FIRST CONSUMER CREDIT, INC. ("Borrower") and payable to the order of Lender, Borrower has or will become indebted to Lender; and

        WHEREAS, Lender is not willing to make loans evidenced by the Note or otherwise extend credit to Borrower unless Guarantor unconditionally guarantees payment of all present and future indebtedness and obligations of Borrower to Lender; and

        WHEREAS, Guarantor will directly benefit from Lender's making loans to Borrower;

        NOW, THEREFORE, as an inducement to Lender to make loans to Borrower thereunder, and to extend such additional credit as Lender may from time to time agree to extend, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                                    ARTICLE I

                          NATURE AND SCOPE OF GUARANTY

        Section 1.01. Guaranty of Obligation. Guarantor hereby irrevocably and unconditionally guarantees to Lender and its successors and assigns (i) the due and punctual payment of the "Guaranteed Debt" (hereinafter defined), and (ii) the performance of all other obligations now or hereafter owed by Borrower to Lender, including, without limitation, those evidenced by the Note. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Debt as primary obligor.

        Section 1.02. Definition of Guaranteed Debt. As used herein, the term "Guaranteed Debt" means:

UNCONDITIONAL GUARANTY AGREEMENT - PAGE 1

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                (a)     All principal, interest, attorneys' fees, commitment
        fees, liabilities for costs and expenses and other indebtedness, obligations and liabilities of Borrower to Lender at any time created or arising in connection with the Note, or any amendment thereto or substitution therefor;

                (b) All liabilities of Borrower for future advances, extensions of credit, sales on account, or other value at any time given or made by Lender to Borrower, whether or not the advances, credit, or value are given pursuant to commitment;

                (c) Any and all other indebtedness, liabilities, obligations, and duties of every kind and character of Borrower to Lender, whether now or hereafter existing or arising, regardless of whether such present or future indebtedness, liabilities, obligations, or duties be direct or indirect, primary or secondary, joint, several, or joint and several, fixed or contingent, and regardless of whether such present or future indebtedness, liabilities, obligations, or duties may, prior to their acquisition by Lender, be or have been payable to, or be or have been in favor of, some other person or have been acquired by Lender in any transaction with one other than Borrower; together with any and all renewals, extensions, modifications, and increases of such indebtedness, liabilities, obligations, and duties, or any part thereof; and

                (d) All costs, expenses, and fees, including, but not limited to, court costs and attorneys' fees, arising in connection with the collection of any or all amounts, indebtedness, obligations, and liabilities of Borrower to Lender described in items (a) through (c) of this Section 1.02.

        Section 1.03. Indebtedness Not Reduced by Offset. The Note, or any other indebtedness, liabilities, obligations, and other Guaranteed Debt guaranteed hereby, and the liabilities and obligations of Guarantor to Lender hereunder, shall not be reduced, discharged or released because or by reason of any existing or future offset, claim, or defense of Borrower, or any other party, against Lender or against payment of the Guaranteed Debt, whether such offset or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed Debt) or otherwise. Without limiting the foregoing or the Guarantor's liability hereunder, to the extent that Lender advances funds or extends credit to Borrower, and does not receive payments or benefits thereon in the amounts and at the times required or provided by applicable agreements or laws, Guarantor is absolutely liable to make such payments to (and confer such benefits on) Lender, on a timely basis.

        Section 1.04. "Borrower" to Include New Partnerships, Corporations. If Borrower is a partnership or joint venture, the term "Borrower" as used herein shall include any new partnership or joint venture technically formed as a result of the dissolution of Borrower, or the admission of new partners or venturers to, or withdrawal of partners or venturers from, Borrower. If Borrower

UNCONDITIONAL GUARANTY AGREEMENT - PAGE 2

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is a corporation, the term "Borrower" as used herein shall include any new or successor corporation technically formed as a result of any merger or reorganization of Borrower.

        Section 1.05. Payment by Guarantor. If all or any part of the Guaranteed Debt shall not be punctually paid when due, whether at maturity or earlier by acceleration or otherwise, Guarantor shall, immediately upon demand by Lender, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate or acceleration or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Debt to Lender at Lender's principal office in Dallas, Texas. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Debt, and may be made from time to time with respect to the same or different items of Guaranteed Debt. Such demand shall be deemed made, given and received in accordance with Section 5.02 hereof.

        Section 1.06. No Duty to Pursue Others. It shall not be necessary for Lender (and Guarantor hereby waives any rights which Guarantor may have to require Lender), in order to enforce such payment by Guarantor, first to (i) institute suit or exhaust its remedies against Borrower or others liable on the Guaranteed Debt or any other person, (ii) enforce Lender's rights against any security which shall ever have been given to secure the Guaranteed Debt, (iii) enforce Lender's rights against any other guarantors of the Guaranteed Debt,
(iv) join borrower or any others liable on the Guaranteed Debt in any action seeking to enforce this Guaranty Agreement, (v) exhaust any remedies available to Lender against any security which shall ever have been given to secure the Guaranteed Debt, or (vi) resort to any other means of obtaining payment of the Guaranteed Debt. Lender shall not be required to mitigate damages or take any other action to reduce, collect, or enforce the Guaranteed Debt.

        Section 1.07. Waiver of Notices, Etc.. Guarantor agrees to the provisions of the Note and hereby waives notice of (i) any loans or advances made by Lender to Borrower, (ii) acceptance of this Guaranty Agreement, (iii) any amendment or extension of the Note or of any other instrument or document pertaining to all or any part of the Guaranteed Debt, (iv) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower's execution and delivery of any promissory notes or other documents in connection therewith, (v) the occurrence of any breach by Borrower or Event of Default (as defined in the Note and collateral documents thereto), (vi) Lender's transfer of disposition of the Guaranteed Debt, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Debt, (viii) protest, proof of non-payment or default by Borrower, or (ix) any other action at any time taken or omitted by Lender, and, generally, all demands and notices of every kind in connection with this Guaranty Agreement, the Note, any documents or agreements evidencing, securing or relating to any of the Guaranteed Debt and the obligations hereby guaranteed. The parties intend that Guarantor shall not be considered a "Debtor" as defined in Tex. Bus. & Comm. Code Ann. Section 9.105 (Vernon's Supp. 1980).

UNCONDITIONAL GUARANTY AGREEMENT - PAGE 3

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        Section 1.08. Nature of Guaranty. This Guaranty Agreement is an
irrevocable, absolute, continuing guaranty of payment and not a guaranty of collection. This Guaranty Agreement may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Debt arising or created after any attempted revocation by Guarantor and after (if Guarantor is a natural person) Guarantor's death (in which event this Guaranty shall be binding upon Guarantor's estate and Guarantor's legal representatives and heirs). The fact that at any time or from time to time the Guaranteed Debt may be increased, reduced, or paid in full shall not release, discharge, or reduce the obligation of Guarantor with respect to indebtedness or obligations of Borrower to Creditor thereafter incurred (or other Guaranteed Debt thereafter arising) under the Guaranteed Notes or otherwise. This Guaranty may be enforced by Lender and any subsequent holder of the Guaranteed Debt and shall not be discharged by the assignment or negotiation of all or part of the Guaranteed Debt.

        Section 1.09. Payment of Expenses. In the event that Guarantor should breach or fail to timely perform any provisions of this Guaranty Agreement, Guarantor shall, immediately upon demand by Lender, pay Lender all costs and expenses (including court costs and reasonable attorneys' fees) incurred by Lender in the enforcement hereof or the preservation of Lender's rights hereunder. The covenant contained in this Section 1.09 shall survive the payment of the Guaranteed Debt.

        Section 1.10. Effect of Bankruptcy. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Lender must rescind or restore any payment, or any part thereof, received by Lender in satisfaction of the Guaranteed Debt, as set forth herein, any prior release or discharge from the terms of this Guaranty Agreement given to Guarantor by Lender shall be without effect, and this Guaranty Agreement shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.

                                   ARTICLE II

                    EVENTS AND CIRCUMSTANCES NOT REDUCING OR
                       DISCHARGING GUARANTOR'S OBLIGATIONS

        Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced, or adversely affected by any of the following, and waives any common law, equitable, statutory, or other rights (including, without limitation, rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

UNCONDITIONAL GUARANTY AGREEMENT - PAGE 4

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        Section 2.01. Modifications, Etc.. Any renewal, extension, increase, modification, alteration, or rearrangement of all or any part of the Guaranteed Debt, or of the Note or any loan agreement, security agreement, collateral document or other document, instrument, contract, or understanding between Borrower and Lender, or any other parties, pertaining to the Guaranteed Debt;

        Section 2.02. Adjustment, Etc.. Any adjustment, indulgence, forbearance, or compromise that might be granted or given by Lender to Borrower or Guarantor;

        Section 2.03. Condition of Borrower or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution, or lack of power of Borrower or any other party at any time liable for the payment of all or part of the Guaranteed Debt; or any dissolution of Borrower or Guarantor, or any sale, lease, or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders, partners, or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor;

        Section 2.04. Invalidity of Guaranteed Debt. The invalidity, illegality, or unenforceability of all or any part of the Guaranteed Debt, or any document or agreement executed in connection with the Guaranteed Debt, for any reason whatsoever, including, without limitation, the fact that (i) the Guaranteed Debt, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Debt or any part thereof is ultra vires, (iii) the officers or representatives executing the Guaranteed Notes or other documents or otherwise creating the Guaranteed Debt acted in excess of their authority, (iv) the Guaranteed Debt violates applicable usury laws, (v) the Borrower has valid defenses, claims, or offsets (whether at law, in equity or by agreement) which render the Guaranteed Debt wholly or partially uncollectible from Borrower, (vi) the creation, performance, or repayment of the Guaranteed Debt (or the execution, delivery, and performance of any document or instrument representing part of the Guaranteed Debt or executed in connection with the Guaranteed Debt, or given to secure the repayment of the Guaranteed Debt) is illegal, uncollectible, or unenforceable, or (vii) the Note, or other documents or instruments pertaining to the Guaranteed Debt have been forged or otherwise are irregular or not genuine or authentic;

        Section 2.05. Release of Obligors. Any full or partial release of the liability of Borrower on the Guaranteed Debt or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee, or assure the payment of the Guaranteed Debt or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Debt in full without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding, or agreement that other parties will be liable to perform the Guaranteed Debt, or that Lender will look to other parties to perform the Guaranteed Debt; notwithstanding the foregoing, Guarantor

UNCONDITIONAL GUARANTY AGREEMENT - PAGE 5

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does not hereby waive or release (expressly or impliedly) any rights of subrogation, reimbursement or contribution which it may have, after payment in full of the Guaranteed Debt, against others liable on the Guaranteed Debt; Guarantor's rights of subrogation and reimbursement are, however, subordinate to the rights and claims of Lender;

        Section 2.06. Other Security. The taking or accepting of any other security, collateral, or guaranty, or other assurance of payment, for all or any part of the Guaranteed Debt;

        Section 2.07. Release of Collateral, Etc.. Any release, surrender, exchange, subordination, deterioration, waste, loss, or impairment (including, without limitation, negligent, willful, unreasonable, or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Debt;

        Section 2.08. Care and Diligence. The failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale, or other handling or treatment of all or any part of such collateral, property, or security;

        Section 2.09. Status of Liens. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created, or granted as security for the repayment of the Guaranteed Debt shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility, or value of any of the collateral for the Guaranteed Debt; notwithstanding the foregoing, Guarantor does not hereby waive or release (expressly or impliedly) any right to be subrogated to the rights of Lender in any collateral or security for the Guaranteed Debt after payment in full of the Guaranteed Debt; Guarantor's rights of subrogation are, however, subordinate to the rights, claims, liens and security interests of Lender;

        Section 2.10. Offset. The Note and other Guaranteed Debt guaranteed hereby, and the liabilities and obligations of Guarantor to Lender hereunder, shall not be reduced, discharged, or released because of or by reason of any existing or future right of offset, claim, or defense of Lender against Borrower, or any other party, or against payment of the Guaranteed Debt, whether such right of offset, claim, or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed Debt) or otherwise;

        Section 2.11. Merger. The reorganization, merger, or consolidation of Borrower into or with any other corporation or entity;

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        Section 2.12. Preference. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment, or pay such amount to Borrower or someone else; or

        Section 2.13. Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Note, the Guaranteed Debt, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Debt pursuant to the terms hereof; it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Debt when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Debt.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

        To induce Lender to extend credit to Borrower, Guarantor represents and warrants to Lender that:

        Section 3.01. Benefit. Guarantor has received, or will receive, direct or indirect benefit from the making of this Guaranty and the Guaranteed Debt;

        Section 3.02. Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Guaranteed Debt; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty;

        Section 3.03. No Representation by Lender. Neither Lender nor any other party has made any representation, warranty, or statement to Guarantor in order to induce the Guarantor to execute this Guaranty;

        Section 3.04. Guarantor's Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities and debts, and has and will have property and assets in the State of Texas sufficient to satisfy and repay its obligations and liabilities;

UNCONDITIONAL GUARANTY AGREEMENT - PAGE 7

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        Section 3.05. Survival. All representations and warranties made by
Guarantor herein shall survive the execution hereof.

                                   ARTICLE IV

                      SUBORDINATION OF CERTAIN INDEBTEDNESS

        Section 4.01. Subordination of All Guarantor Claims. As used herein, the term "Guarantor Claims" shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor Claims shall include, without limitation, all rights and claims of Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor's payment of all or a portion of the Guaranteed Debt. Until the Guaranteed Debt shall be paid and satisfied in full and Guarantor shall have performed all of its obligations hereunder, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor Claims.

        Section 4.02. Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Borrower as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon the Guarantor Claims. Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application upon the Guaranteed Debt, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to Lender in full of the Guaranteed Debt, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Debt, and such subrogation shall be with respect to that proportion of the Guaranteed Debt which would have been unpaid if Lender had not received dividends or payments upon the Guarantor Claims.

        Section 4.03. Payments Held in Trust. In the event that, notwithstanding Sections 4.01 and 4.02 above, Guarantor should receive any funds payment, claim, or distribution which is prohibited by such Sections, Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims, or distributions so received, and agrees that it shall have

UNCONDITIONAL GUARANTY AGREEMENT - PAGE 8

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absolutely no dominion over the amount of such funds, payments, claims, or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims, or distributions except to pay them promptly to Lender, and Guarantor covenants promptly to pay the same to Lender.

        Section 4.04. Liens Subordinate. Guarantor agrees that any liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed Debt, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attached. Without the prior written consent of Lender, Guarantor shall not (i) exercise or enforce any creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including, without limitation, the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interest, collateral rights, judgments, or other encumbrances on assets of Borrower held by Guarantor.

        Section 4.05. Notation of Records. All promissory notes, accounts receivable ledgers, or other evidences of the Guarantor Claims accepted by or held by Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty Agreement.

                                    ARTICLE V

                                  MISCELLANEOUS

        Section 5.01. Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty Agreement, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar, or other instances without such notice or demand.

        Section 5.02. Notices. Any notices or other communications required or permitted to be given by this Guaranty Agreement must be (i) given in writing and personally delivered or mailed by prepaid certified or registered mail, return receipt requested, or (ii) made by tested telex

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delivered or transmitted, to the party to whom such notice or communication is directed, to the address of such party as follows:

UNCONDITIONAL GUARANTY AGREEMENT - PAGE 10

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        Guarantor:         Bosque-Chickadee Management Company, LLC
                           216 E. Abram Street
                           Arlington, Texas  76010
                           Attn: Charles W. Green

        Lender:            First Savings Bank, A F.S.B.
                           301 S. Center Street
                           Arlington, Texas 76004
                           Attn: Ken Kizer, Vice President

Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered as aforesaid or, if mailed, on the day it is mailed as aforesaid, or, if transmitted by telex, on the day that such notice is transmitted as aforesaid. Any party may change its address for purposes of this Guaranty Agreement by giving notice of such change to the other party pursuant to this Section 5.02.

        Section 5.03. Governing Law. This Guaranty Agreement has been prepared, and is intended to be performed in the State of Texas, and the substantive laws of such state shall govern the validity, construction, enforcement, and interpretation of this Guaranty Agreement. FOR PURPOSES OF THIS GUARANTY AGREEMENT AND THE RESOLUTION OF DISPUTES HEREUNDER, GUARANTOR HEREBY IRREVOCABLY SUBMITS AND CONSENTS TO, AND WAIVES ANY OBJECTION TO, THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS LOCATED IN TARRANT COUNTY, TEXAS, AND OF THE FEDERAL COURT LOCATED IN THE NORTHERN JUDICIAL DISTRICT OF TEXAS, DALLAS DIVISION.

        Section 5.04. Invalid Provisions. If any provision of this Guaranty Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty Agreement, such provision shall be fully severable and this Guaranty Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Guaranty Agreement, and the remaining provisions of this Guaranty Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Guaranty Agreement, unless such continued effectiveness of this Guaranty Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

        Section 5.05. Entirety and Amendments. This Guaranty Agreement embodies the entire agreement between the parties and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof, and this Guaranty Agreement may be amended only by an

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instrument in writing executed by an authorized officer of the party against whom such amendment is sought to be enforced.

        Section 5.06. Parties Bound; Assignment. This Guaranty Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Lender, assign any of its rights, powers, duties or obligations hereunder.

        Section 5.07. Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty Agreement.

        Section 5.08. Multiple Counterparts. This Guaranty Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Guaranty Agreement by signing any such counterpart.

        Section 5.09. Rights and Remedies. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

        EXECUTED as of the day and year first above written.

                           GUARANTOR:

                           BOSQUE-CHICKADEE MANAGEMENT COMPANY, LLC

                           By:            /s/ Charles W. Green
                              ---------------------------------------------
                              Charles W. Green, President

UNCONDITIONAL GUARANTY AGREEMENT - PAGE 12

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                           LENDER:

                           FIRST SAVINGS BANK, A F.S.B.

                           By:
                                -----------------------------------
                           Title:
                                  ---------------------------------

3382367v1

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